Exhibit 99.1

Bill.com Reports First Quarter Fiscal 2021 Financial Results

Subscription and Transaction Revenue Increase 53% Year-over-Year

PALO ALTO, CALIF. – November 5, 2020 – Bill.com (NYSE: BILL), a leading provider of cloud-based software that simplifies, digitizes, and automates complex back-office financial operations for small and midsize businesses (SMBs), today announced financial results for the first fiscal quarter ended September 30, 2020.

“We kicked off the new fiscal year with strong Q1 financial results that exceeded our expectations, as we saw SMB customers getting back to business compared to the prior quarter,” said René Lacerte, Bill.com CEO. “We experienced strong demand for our platform as customers embraced our broader offering of payment methods.  We are excited about the increasing adoption of our platform throughout our diversified go-to-market ecosystem,” concluded Mr. Lacerte.

Financial Highlights for the First Quarter of Fiscal 2021

•

Total revenue was $46.2 million, an increase of 31% from the first quarter of fiscal 2020. Subscription and transaction revenue was $43.8 million, an increase of 53% from the first quarter of fiscal 2020.

•

GAAP gross profit was $34.1 million, representing a 73.8% gross margin, compared to $26.0 million, or a 74.0% gross margin, in the first quarter of fiscal 2020. Non-GAAP gross profit was $35.6 million, representing a 77.0% non-GAAP gross margin, compared to $27.2 million, or a 77.2% non-GAAP gross margin in the first quarter of fiscal 2020.

•

Loss from operations was $13.8 million, compared to a loss from operations of $6.3 million in the first quarter of fiscal 2020. Non-GAAP loss from operations was $3.7 million, compared to a non-GAAP loss from operations of $3.5 million in the first quarter of fiscal 2020.

•

Net loss was $13.0 million, or ($0.16) per share, basic and diluted, compared to net loss of $5.7 million, or ($0.69) per share, basic and diluted, in the first quarter of fiscal 2020. Non-GAAP net loss was $2.8 million, or ($0.04) per share, basic and diluted, compared to non-GAAP net loss of $2.8 million, or ($0.05) per share, basic and diluted, in the first quarter of fiscal 2020.

•	Cash, cash equivalents and short-term investments were $700.3 million at September 30, 2020.

Business Highlights and Recent Developments

•	Served 103,600 customers as of the end of the first quarter of fiscal 2021, representing year-over-year customer growth of 27%.
•	Processed $28.8 billion in total payment volume on our platform in the first quarter, an increase of 31% year-over-year.
•	Processed 6.5 million transactions in the first quarter of fiscal 2021.
•	Rolled out Instant Transfer in pilot mode which enables businesses to provide real-time payments to their vendors.
•	Expanded our executive team with the addition of Tom Clayton as our Chief Revenue Officer.
•	Added seasoned payments executive Colleen Taylor and business, marketing and communications leader Allie Kline to our board of directors.

Conference Call

In conjunction with this announcement, Bill.com will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss the first quarter results, as well as our outlook for the second quarter of fiscal 2021. The conference call will be available via live webcast and replay at the Investor Relations section of Bill.com’s website: https://investor.bill.com/events-and-presentations/default.aspx .

About Bill.com

Bill.com is a leading provider of cloud-based software that simplifies, digitizes, and automates complex, back-office financial operations for small and midsize businesses. Customers use the Bill.com platform to manage end-to-end financial workflows and to process payments. The Bill.com AI-enabled, financial software platform creates connections between businesses and their suppliers and clients. It helps manage cash inflows and outflow. The company partners with several of the largest U.S. financial institutions, the majority of the top 100 U.S. accounting firms, and popular accounting software providers. Bill.com has offices in Palo Alto, California and Houston, Texas. For more information, visit www.bill.com .

Note on Forward-Looking Statements

This press release and the accompanying conference call include forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. Forward-looking statements are based on our expectations as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. These statements include, but are not limited to, statements regarding our expectations for future performance, the growth of demand on our platform and the expansion of our customers’ utilization of our services. These risks and uncertainties include, but are not limited to, the novel coronavirus pandemic (COVID-19) and its impact on our employees, customers, strategic partners, vendors, results of operations, liquidity and financial condition, our history of operating losses, our recent rapid growth, the large sums of customer funds that we transfer daily, the risk of loss, errors and fraudulent activity, the market, interest rate, foreign exchange and other conditions that the customer funds we hold in trust are subject to, our ability to attract new customers and convert trial customers into paying customers, our ability to develop new products and services, increased competition or new entrants in the marketplace, potential impact of acquisitions and investments, changes in staffing levels, and other risks detailed in registration statements and periodic reports we file with the SEC, including our annual report on Form 10-K filed with the SEC on August 31, 2020, which may be obtained on the Investor Relations section of Bill.com’s website (https://investor.bill.com/financials/sec-filings/default.aspx) and on the SEC website at www.sec.gov. Additional information will also be set forth in our quarterly report on Form 10-Q for the three months ended September 30, 2020 when filed. Actual results may differ materially from those presently reported. All forward-looking statements in this press release are based on information available to us as of the date hereof. We assume no obligation to update the information contained in this press release or the accompanying conference call.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share, basic and diluted. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

We adjust the following items from one or more of our non-GAAP financial measures:

Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock- based compensation expenses using a variety of valuation methodologies and subjective assumptions.

Employer payroll taxes related to employee stock-based compensation: We exclude payroll tax expense related to employee stock-based transactions because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, this expense is dependent on the price of our common stock and other factors that are beyond our control and do not correlate to the operation of our business. Employer payroll tax expense related to employee stock-based compensation was not material for all periods prior to June 30, 2020; therefore, it was excluded from those prior periods.

Depreciation and amortization expense. We exclude depreciation and amortization expenses from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance.

Capitalized internal-use software and amortization. We include capitalization and exclude the subsequent amortization of internal-use software costs in certain of our non-GAAP financial measures. We capitalize direct costs incurred related to obtaining or developing internal-use software during the application development stage and we amortize those costs over the estimated useful lives of the software. The capitalization and subsequent amortization of those costs can vary every period depending on our business needs and the timing on the software’s availability for its intended use. We believe that including or excluding the effect of the capitalized internal-use software in certain of our non-GAAP financial measures provides us useful information in evaluating and comparing the consistency of our operating performance on a period-to-period basis.

Deferred costs and amortization. Deferred costs consist of capitalized sales commissions and capitalized service costs. We include capitalization of sales commission and service costs, and exclude their subsequent amortization in certain of our non-GAAP financial measures. We capitalize sales commissions that are incremental costs in obtaining new customer contracts. We capitalize service costs, which pertain primarily to direct payroll and third-party costs incurred when we provide implementation services to our financial institution customers and certain SMB customers prior to the launching of our product for general use. We amortize the capitalized sales commissions and capitalized service costs over the estimated benefit period. We believe that including or excluding the effect of the capitalization of sales commissions and service costs in certain of our non-GAAP financial measures in a given period provides us useful information in evaluating and comparing the consistency of our performance in acquiring new customer contracts on a period-to-period basis.

Loss on revaluation of warrant liabilities. We exclude loss on revaluation of warrant liabilities, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance.

There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

IR Contact:

Carolyn Bass

cbass@hq.bill.com

Press Contact:

Oriana Branon

obrannon@hq.bill.com

619-997-0299

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	September 30,	June 30,
	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$564,153	$573,643
Short-term investments	136,171	123,974
Accounts receivable, net	5,042	4,252
Unbilled revenue	6,925	6,549
Prepaid expenses and other current assets	15,421	26,781
Funds held for customers	1,668,903	1,644,250
Total current assets	2,396,615	2,379,449
Non-current assets:
Operating lease right-of-use assets	43,400	—
Property and equipment, net	21,709	13,866
Other assets	17,484	10,700
Total assets	$2,479,208	$2,404,015
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,566	$3,478
Accrued compensation and benefits	7,605	12,387
Other accrued and current liabilities	8,335	8,541
Deferred revenue	6,166	5,891
Line of credit borrowings	2,300	2,300
Operating lease liabilities	2,485	—
Customer fund deposits	1,668,903	1,644,250
Total current liabilities	1,702,360	1,676,847
Non-current liabilities:
Deferred revenue	2,785	2,622
Operating lease liabilities	52,934	—
Other long-term liabilities	2,361	13,827
Total liabilities	1,760,440	1,693,296
Commitments and contingencies
Stockholders' equity:
Common stock	2	2
Additional paid-in capital	879,346	857,044
Accumulated other comprehensive income	1,118	2,420
Accumulated deficit	(161,698)	(148,747)
Total stockholders' equity	718,768	710,719
Total liabilities and stockholders' equity	$2,479,208	$2,404,015

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands except per share amounts)

	Three months ended September 30,
	2020	2019
Revenue
Subscription and transaction fees	$43,788	$28,548
Interest on funds held for customers	2,421	6,632
Total revenue	46,209	35,180
Cost of revenue (1)	12,106	9,147
Gross profit	34,103	26,033
Operating expenses
Research and development (1)	17,786	11,515
Sales and marketing (1)	12,908	10,267
General and administrative (1)	17,190	10,535
Total operating expenses	47,884	32,317
Loss from operations	(13,781)	(6,284)
Other income, net	830	639
Loss before provision for income taxes	(12,951)	(5,645)
Provision for income taxes	—	51
Net loss	$(12,951)	$(5,696)
Net loss per share attributable to common stockholders, basic and diluted	$(0.16)	$(0.69)
Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	80,216	8,231
______________________
(1) Includes stock-based compensation expense as follows:
Cost of revenue	$601	$148
Research and development	3,069	671
Sales and marketing	1,504	382
General and administrative	4,720	1,075
	$9,894	$2,276

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

		Three months ended September 30,
		2020	2019 (1)
Cash flows from operating activities:
Net loss		$(12,951)	$(5,696)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization		924	985
Stock-based compensation		9,894	2,276
Amortization of premium (accretion of discount) on investment in marketable debt securities		46	(730)
Non-cash operating lease expense		765	—
Revaluation of warrant liabilities		—	165
Changes in assets and liabilities:
Accounts receivable		(790)	707
Unbilled revenue		(376)	(621)
Prepaid expenses and other current assets		2,314	(1,142)
Other assets		(6,784)	(50)
Accounts payable		1,566	508
Accrued and other current liabilities		(4,504)	1,132
Operating lease liabilities		5,764	—
Other long-term liabilities		1,338	93
Deferred revenue		438	(7)
Net cash used in operating activities		(2,356)	(2,380)
Cash flows from investing activities:
Purchases of corporate and customer fund short-term investments		(343,345)	(189,204)
Proceeds from maturities of corporate and customer fund short-term investments		244,332	255,171
Proceeds from sale of corporate and customer fund short-term investments		33,286	10,761
(Increase) decrease in other receivables included in funds held for customers		(1,522)	2,049
Purchases of property and equipment		(5,894)	(1,946)
Capitalization of internal-use software costs		(314)	(215)
Net cash (used in) provided by investing activities		(73,457)	76,616
Cash flows from financing activities:
Increase in customer fund deposits liability		24,653	137,186
Proceeds from exercise of stock options		8,962	294
Proceeds from issuance of common stock under the employee stock purchase plan		4,327	—
Payments of offering costs related to the follow-on public offering		(664)	—
Payments of deferred offering costs		—	(874)
Payments of deferred debt issuance costs		—	(151)
Net cash provided by financing activities		37,278	136,455
Net (decrease) increase in cash, cash equivalents, restricted cash, and restricted cash equivalents		(38,535)	210,691
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period		1,592,377	983,168
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period		$1,553,842	$1,193,859

Reconciliation of cash, cash equivalents, restricted cash, and restricted cash equivalents within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:

Cash and cash equivalents		$564,153	$86,249
Restricted cash included in other current assets		119	256
Restricted cash and restricted cash equivalents included in funds held for customers		989,570	1,107,354
Total cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period		$1,553,842	$1,193,859

______________________

(1)  Amounts have been adjusted to reflect the adoption of Accounting Standards Update No. 2016-18,

    Statement of Cash Flows (Topic 230): Restricted Cash. Shown below is a summary of the adjustments during the three months ended September 30, 2019 (in thousands).

	As previously reported	ASU No. 2016-18 adjustments	As adjusted
Net cash used in operating activities	$(2,380)	$—	$(2,380)
Net cash (used in) provided by investing activities	(138,132)	214,748	76,616
Net cash provided by financing activities	136,455	—	136,455
Net (decrease) increase in cash, cash equivalents, restricted cash, and restricted cash equivalents	(4,057)	214,748	210,691
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	90,306	892,862	983,168
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$86,249	$1,107,610	$1,193,859

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

THREE MONTHS ENDED SEPTEMBER 30, 2020

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Employer payroll taxes related to stock-based compensation expense	Deferred costs (amortization of deferred costs)	Depreciation and amortization expense	Non-GAAP
Total revenue	$46,209	$—	$—	$—	$—	$46,209
Cost of revenue	12,106	(601)	(46)	(129)	(725)	10,605
Gross profit	34,103	601	46	129	725	35,604
Gross margin	73.8%	1.3%	0.1%	0.3%	1.6%	77.0%
Operating expenses
Research and development	17,786	(3,069)	(271)	1,097	(59)	15,484
Sales and marketing	12,908	(1,504)	(132)	703	(35)	11,940
General and administrative	17,190	(4,720)	(507)	—	(106)	11,857
Loss from operations	(13,781)	9,894	956	(1,671)	925	(3,677)
Other income, net	830	—	—	—	—	830
Loss before benefit from income taxes	(12,951)	9,894	956	(1,671)	925	(2,847)
Provision for income taxes	—	—	—	—	—	—
Net loss	$(12,951)	$9,894	$956	$(1,671)	$925	$(2,847)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.16)					$(0.04)
Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	80,216					80,216
______________________
(1) GAAP net loss per share attributable to common stockholders, basic and diluted						$(0.16)
Stock-based compensation expense						0.12
Employer payroll taxes related to stock-based compensation expense						0.01
Deferred costs (amortization of deferred costs)						(0.02)
Depreciation and amortization expense						0.01
Non-GAAP net loss per share attributable to common stockholders, basic and diluted						$(0.04)

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

THREE MONTHS ENDED SEPTEMBER 30, 2019

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Deferred costs (amortization of deferred costs)	Depreciation and amortization expense	Loss on revaluation of warrant liability	Non-GAAP
Total revenue	$35,180	$—	$—	$—	$—	$35,180
Cost of revenue	9,147	(148)	(216)	(773)	—	8,010
Gross profit	26,033	148	216	773	—	27,170
Gross margin	74.0%	0.4%	0.6%	2.2%	0.0%	77.2%
Operating expenses
Research and development	11,515	(671)	186	(87)	—	10,943
Sales and marketing	10,267	(382)	519	(59)	—	10,345
General and administrative	10,535	(1,075)	—	(65)	—	9,395
Loss from operations	(6,284)	2,276	(489)	984	—	(3,513)
Other income, net	639	—	—	—	165	804
Loss before provision for income taxes	(5,645)	2,276	(489)	984	165	(2,709)
Benefit from income taxes	51	—	—	—	—	51
Net loss	$(5,696)	$2,276	$(489)	$984	$165	$(2,760)
Net loss per share attributable to common stockholders, basic and diluted (1)	$(0.69)					$(0.05)
Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted (2)	8,231					60,665
______________________
(1) GAAP net loss per share attributable to common stockholders, basic and diluted						$(0.69)
Stock-based compensation expense						0.28
Deferred costs (amortization of deferred costs)						(0.06)
Depreciation and amortization expense						0.11
Loss on revaluation of warrant liability						0.02
Impact of the assumed conversion of redeemable convertible preferred stock						0.29
Non-GAAP net loss per share attributable to common stockholders, basic and diluted						$(0.05)
(2) Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted						8,231
Weighted average effect of the assumed conversion of redeemable convertible preferred stock from the date of issuance						52,434
Shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted						60,665

BILL.COM HOLDINGS, INC.

FREE CASH FLOW

(Unaudited, in thousands)

	Three months ended September 30,
	2020	2019
Net cash used in operating activities	$(2,356)	$(2,380)
Purchases of property and equipment	(5,894)	(1,946)
Capitalization of internal-use software costs	(314)	(215)
Free cash flow	$(8,564)	$(4,541)

BILL.COM HOLDINGS, INC.

REMAINING PERFORMANCE OBLIGATIONS WITH FINANCIAL INSTITUTIONS

(Unaudited, in thousands)

	September 30,	June 30,
	2020	2020
Remaining performance obligations with financial institutions to be recognized as revenue:
Within 1 year	$17,888	$13,001
Thereafter	133,321	139,334
Total	$151,209	$152,335